                         Consent of Independent Auditor

ArchivalCD, Inc.:

     We hereby consent to the use in this registration statement on Form SB-2 of our report dated June 15, 2001, relating to the financial statements of
ArchivalCD, Inc., and to the reference to our Firm under the caption "Consents of Experts" in the Prospectus.

                                                    CROSS AND ROBINSON

                                                    Certified Public Accountants
                                                    Tulsa, Oklahoma

July 13, 2001